UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On October 25, 2016, Basic Energy Services, Inc. (“Basic” or the “Company”) and certain of its subsidiaries (collectively with Basic, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) to pursue a Joint Prepackaged Chapter 11 Plan of the Debtors (as proposed, the “Prepackaged Plan”). The Company’s Chapter 11 Case is being administered under the caption In re Basic Energy Services, Inc. (Case No. 16-12320). The Debtors have filed a motion with the Court seeking to administer all of the Debtors’ Chapter 11 Cases jointly under the caption In re Basic Energy Services, Inc., et al. No trustee has been appointed, and the Debtors will continue to operate their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. Basic expects to continue its operations without interruption during the pendency of the Chapter 11 Cases. To assure ordinary course operations, the Company is seeking approval from the Court for a variety of “first day” motions seeking various relief and authorizing the Debtors to maintain their operations in the ordinary course. Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Company’s claims agent, Epiq Corporate Restructuring, at http://dm.epiq11.com/BasicEnergy.

The subsidiary Debtors in the Chapter 11 Cases are Basic Energy Services GP, LLC; Basic Energy Services LP, LLC; Basic Energy Services, L.P.; Basic ESA, Inc.; Chaparral Service, Inc.; SCH Disposal, L.L.C.; Sledge Drilling Corp.; Admiral Well Service, Inc.; Basic Marine Services, Inc.; JS Acquisition LLC; Permian Plaza, LLC; Maverick Coil Tubing Services, LLC; First Energy Services Company; JetStar Holdings, Inc.; Xterra Fishing & Rental Tools Co.; Maverick Solutions, LLC; LeBus Oil Field Service Co.; Acid Services, LLC; Taylor Industries, LLC; Maverick Stimulation Company, LLC; Globe Well Service, Inc.; JetStar Energy Services, Inc.; Platinum Pressure Services, Inc.; Maverick Thru-Tubing Services, LLC; MCM Holdings, LLC; MSM Leasing, LLC; and The Maverick Companies, LLC.

A summary of the key features of the Prepackaged Plan was included in Item 1.01 to our Current Report on Form 8-K filed on October 24, 2016. That description of the Prepackaged Plan does not purport to be complete and is qualified in its entirety by reference to the Prepackaged Plan, a copy of which is filed as Exhibit 2.1 to this Form 8-K.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•	Term Loan Credit Agreement dated as of February 17, 2016, as amended, by and among Basic, as borrower, the lenders party thereto and U.S. Bank National Association, as administrative agent;

•
Amended and Restated Credit Agreement dated as of November 26, 2014, as amended, by and among Basic, as borrower, the lenders party thereto and Bank of America, N.A., as administrative agent, swing line lender and l/c issuer;

•	Indenture dated as of October 16, 2012, among the Company, as issuer, the guarantors named therein and Wilmington Trust, National Association, as successor trustee; and

•	Indenture dated as of February 15, 2011, as amended, among the Company, as issuer, the guarantors named therein and Wilmington Trust, National Association, as successor trustee.

The Debt Instruments provide that as a result of the commencement of the Chapter 11 Cases, the principal and accrued interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Bankruptcy Petitions, and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2016, Basic entered into amendments to employment agreements with certain of its executive officers, including (i) T.M. “Roe” Patterson, President and Chief Executive Officer; (ii) Alan Krenek, Chief Financial Officer, Secretary and Treasurer; (iii) James F. Newman, Senior Vice President, Region Operations; (iv) William T. Dame, Vice President, Pumping Services; and (v) Brett J. Taylor, Vice President, Manufacturing and Equipment (collectively, the “NEOs”). The employment agreements of the NEOs were amended to, among other things, (i) clarify that consummation of the Debtors’ restructuring transaction shall not constitute a “Change in Control” thereunder; (ii) clarify that consummation of the Debtors’ restructuring transaction shall not itself give rise to a “Good Reason” thereunder; (iii) define as a “Good Reason” to terminate such agreements, the failure of the Company’s board of directors to grant the emergence awards allocated to the executives in accordance with the term sheet to the proposed Management Incentive Plan on or within ninety days following the Company’s emergence from the Chapter 11 Cases; and (iv) in the case of T.M. “Roe” Patterson’s employment agreement, amend in the definition of “Retirement” reference to age 60 instead of age 65.

Copies of forms of the employment agreement amendments are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference. The above description of the employment agreements is qualified in its entirety by the full text of such exhibits.

Item 7.01 Regulation FD Disclosure.

On October 25, 2016, Basic issued a press release announcing the filing of the Chapter 11 Cases, as described in Item 1.03. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

The Company cautions that trading in Basic’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Basic’s securities may bear little or no relationship to the actual recovery, if any, by holders of Basic’s securities in the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this Current Report and in our most recent Annual Report on Form 10-K as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission, most of which are beyond our control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “indicate” and similar expressions are intended to identify forward-looking statements. All statements other than statements of current or historical fact contained in this Current Report are forward-looking statements. Although we believe that the forward-looking statements contained in this Current Report are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

These forward-looking statements relate, in part, to (i) the Company’s ability to obtain approval by the Bankruptcy Court of the Prepackaged Plan or any other plan of reorganization, including the treatment of the claims of the Company’s lenders and trade creditors, among others; (ii) the Company’s ability to obtain approval with respect to motions in the Chapter 11 cases and the Bankruptcy Court’s rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general; (iii) the length of time the Debtors will operate under the Chapter 11 cases; (iv) risks associated with third-party motions in the Chapter 11 cases, which may interfere with the Debtors’ ability to develop and consummate the Prepackaged Plan or other plan of reorganization; (v) the potential adverse effects of the Chapter 11 cases on the Debtors’ liquidity, results of operations or business prospects; (vi) the ability to execute the Company’s business and restructuring plan; (viii) increased legal and advisor costs related to the Chapter 11 cases and other litigation and the inherent risks involved in a bankruptcy process; and (viii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1
Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors dated October 24, 2016 (Incorporated by reference to Exhibit A of Exhibit T3E.1 of the Form T-3 filed by Basic Energy Services, Inc. with the SEC on October 24, 2016), with respect to the Company’s Senior Notes).

	10.1	Amendment to Amended and Restated Employment Agreement, dated as of October 24, 2016, by and between T.M. “Roe” Patterson and the Company
	10.2	Form of Amendment to Employment Agreement, dated as of October 24, 2016.
	99.1	Press Release dated October 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: October 25, 2016	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1
Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors dated October 24, 2016 (Incorporated by reference to Exhibit A to Exhibit T3E.1 of the Form T-3 filed by Basic Energy Services, Inc. with the SEC on October 24, 2016), with respect to the Company’s Senior Notes).

10.1	Amendment to Amended and Restated Employment Agreement, dated as of October 24, 2016, by and between T.M. “Roe” Patterson and the Company.
10.2	Form of Amendment to Employment Agreement, dated as of October 24, 2016.
99.1	Press Release dated October 25, 2016.